Summary Prospectus May 1, 2014
CLASS I (RAPIX) SHARES

Cohen & Steers Real Assets Fund, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated May 1, 2014, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of Cohen & Steers Real Assets Fund, Inc. (the “Fund”) is to achieve attractive total returns over the long-term and to maximize real returns during inflationary environments.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees
(fees paid directly from your investment):	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.90%
Distribution (12b-1) Fee	None
Other Expenses	0.88%
Acquired Fund Fees and Expenses(1)	0.03%
Service Fee(2)	0.05%

Total Other Expenses(2)	0.96%

Total Annual Fund Operating Expenses(2),(3)	1.86%
Fee Waiver / Expense Reimbursement(3)	(0.86)%

Total Annual Fund Operating Expenses (after fee waiver / expense reimbursement)(3)	1.00%

(1)	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate for the fiscal year ended December 31, 2014 is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) as disclosed in each Acquired Funds’ most recent prospectus. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
(2)	This expense information differs from the Fund’s most recent annual report. Total other expenses have been updated to reflect estimated service fee expenses for the fiscal year ending December 31, 2014.
(3)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2015 so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses and extraordinary expenses), do not exceed 1.00% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2015 (during this period, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$102	$502	$929	$2,117

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve attractive total returns over the long-term and to maximize real returns during inflationary environments. “Real returns” are defined as total returns adjusted for the effects of inflation. The Fund pursues its objective through investments offering exposure to “real assets,” which the Fund defines as (i) real estate, commodities, natural resources, infrastructure and gold and other precious metals; (ii) companies that own or derive a significant portion of their value from such real assets or the production thereof; and (iii) other assets expected to perform well during periods of high inflation. Under normal circumstances, the Fund seeks to achieve its investment

1	RAFSPROI-0514

objective by allocating at least 80% of its net assets to U.S. and non-U.S. investments providing exposure to or investment in the following real asset classes: (i) real estate companies, including real estate investment trusts (“REITs”); (ii) commodities; (iii) natural resource companies; (iv) infrastructure companies; and (v) gold and other precious metals. The Fund may also invest in certain short-term fixed income securities to manage portfolio volatility.

The Fund is actively managed by Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”). To pursue its goal, the Fund combines a top-down approach, focused on identifying relative value across multiple classes of real assets, with bottom-up security selection based on fundamental research concentrated at the sector-, industry-, and security-levels. When making allocation decisions, the Advisor conducts quantitative and qualitative analysis, aiming to optimize the balance between relative return potential and risk across asset classes. The goal of this process is to establish a target asset allocation for the Fund intended to meet its objective while maintaining a risk/return profile that is consistent with the Fund’s investment objectives. In choosing investments at the asset class level, the Advisor, through its specialized investment teams, follows an active fundamental approach focused on identifying what are believed to be securities or trading strategies possessing superior risk-adjusted return profiles. For each real asset allocation, the Advisor seeks to outperform a passive allocation to that asset class over a full market cycle. While the Fund is not constrained to allocate its investments among asset classes according to specific ranges under normal circumstances, the Advisor expects the Fund’s assets to be allocated to each asset class within the allocation ranges set forth in the table below. In addition, the Advisor has appointed a committee (the “Allocation Committee”) consisting of a select group of the Advisor’s senior investment professionals, to periodically review the Fund’s asset allocation ranges and allocation targets. Actual allocations may vary at any time and may move and remain outside of these ranges for a variety of reasons, including, but not limited to, changes in investment outlook, market movements, cash flows into or out of the Fund and other factors.

Asset Class	Allocation Range
Real Estate Companies/REITs	20-35%
Commodities	20-35%
Natural Resource Companies	10-20%
Infrastructure Companies and MLPs	10-20%
Gold and Other Precious Metals	0-10%
Fixed Income Securities	0-20%

The Fund expects that it will achieve a significant portion of its exposure to commodities through investment in Cohen & Steers Real Assets Fund Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to this asset class within the limits of the federal income tax requirements applicable to investment companies such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodities, including gold and other precious metals. See “Tax Considerations” in the prospectus (the “Prospectus). Except as otherwise noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.

Real Estate Companies/REITs

The Fund will gain exposure to real estate by investing in securities issued by U.S. and non-U.S. real estate companies, including REITS and similar REIT-like entities.

A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land or (ii) has at least 50% of its assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. Foreign REITS and REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs in their respective countries.

Securities of real estate companies may include common stocks and other equity securities, preferred securities and debt securities (including convertible securities). The Fund may invest in global real estate companies of any market capitalization and in any geographic region.

The Fund also may participate in the initial public offering (“IPO”) market of securities issued by real estate companies.

Commodities

Commodities are assets that have tangible properties and that are used in commerce, such as fuels (e.g., crude oil, natural gas and gasoline), precious and industrial metals, livestock and agricultural products. The Fund intends to have targeted exposure to commodities, diversified across various sectors and industries.

The Fund seeks to gain exposure to commodity markets, either directly or through the Subsidiary, by investing in derivatives, primarily in exchange traded commodity futures contracts and commodity swaps. The Fund may also invest in options and exchange traded products, such as exchange-traded funds (“ETFs”), that have exposure to commodities and are primarily listed on U.S. exchanges when futures contracts are not warranted or available. As part of its investment strategy, the Fund, either directly or through the Subsidiary, will also hold cash or cash equivalents, fixed income securities or other assets to serve as margin or collateral for its positions in these derivative instruments. Generally, these derivative instruments produce leveraged exposure to the commodities markets.

The Fund strives to keep its Commodities allocation fully invested, except during periods of repositioning, to address settlement issues, to provide sufficient cash and cash equivalents for daily margin maintenance and in other appropriate circumstances as determined by the Advisor.

Natural Resource Companies

The Fund will gain exposure to natural resource companies by investing in securities of U.S. and non-U.S. companies with substantial natural resource assets or whose business activities are related to natural resource assets. Such securities may include, for example, common stocks and other equity securities, preferred securities and debt securities, or other securities or instruments. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g. gold, platinum, palladium or silver), non-precious metals (e.g. copper, zinc or iron ore), fuels (e.g. oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g. fertilizer), farm machinery and chemicals. Natural resource companies will primarily be involved in exploring for, mining, extracting, producing, processing, transporting, or otherwise developing or providing goods and services with respect to, a natural resource. Natural resource companies may also include companies which provide services to such companies (e.g. equipment manufacturers).

The Fund may invest in natural resource companies of any market capitalization and in any geographic region. The Fund may participate in the IPO market of securities issued by natural resource companies.

Infrastructure Companies

The Fund may invest in common stocks and other equity securities, preferred securities and fixed income securities of U.S. and non-U.S. infrastructure companies. Infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development or financing of assets used in connection with: the generation, transmission, sale or distribution of electric energy, natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources; the distribution, purification and treatment of water; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; or the provision of transportation services, including toll roads, airports, railroads or marine ports. Infrastructure companies also include companies organized as master limited partnerships (“MLPs”).

The Fund may invest in infrastructure companies of any market capitalization and in any geographic region. The Fund may participate in the IPO market of securities issued by infrastructure companies.

Gold and Other Assets

Gold and Other Precious Metals

The Fund seeks to gain exposure to gold and other precious metals, either directly or through the Subsidiary, through investments in bullion (e.g., bars and coins), and ETFs and other pooled investment vehicles that invest in gold and other precious metals. The Fund, either directly or through the Subsidiary, may also invest in precious metal futures, forwards and swaps and related instruments, and structured notes or ETNs whose interest and/or principal payments are linked to the price of gold and other precious metals. The Fund currently expects that the majority of its precious metals exposure will be to gold.

Fixed Income Securities

The Fund may invest up to 20% of its net assets in fixed income securities. Fixed income securities include those issued by U.S. and non-U.S. government, corporate and other issuers, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked fixed income securities and subordinated fixed income securities. The Fund intends to invest primarily in fixed income securities that are rated investment grade or, if unrated, are of equivalent credit quality as determined by the Advisor. The Fund intends to invest primarily in fixed-income securities with maturities generally less than 10 years, but may invest in securities of any maturity. The Fund may invest in securities denominated in U.S. and foreign currencies. The Fund’s fixed income investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including but not limited to, fixed rate, floating rate, zero coupon, contingent, deferred and payment in kind. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Additional Investments

The Fund may invest up to 20% of its net assets in equity securities, preferred securities, fixed income securities (including convertible securities) and Exchange Traded Notes (ETNs), other than those set forth above. The Fund expects that the fixed income securities in which it will invest pursuant to this paragraph (other than convertible securities) will consist primarily of securities that are rated investment grade or, if unrated, are of equivalent credit quality as determined by the Advisor.

The Fund may invest in securities of other closed-end or open-end funds, including ETFs and other funds to the extent permitted under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder, or any exemption granted under the 1940 Act.

The Fund may use exchange-traded and over-the-counter derivatives, including, but not limited to, options, futures, forwards, swaps or structured notes, for a variety of other purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund’s return as a non-hedging strategy that may be considered speculative.

Subject to the limits described above, the Fund may invest without limit in derivative instruments.

PRINCIPAL RISKS

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk

Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Inflation/Deflation Risk

Although the Fund is intended to provide a measure of protection against inflation, it is possible that it will not do so to the extent intended. The Fund’s investments may be adversely affected to a greater extent than other investments during deflationary periods.

Asset Allocation Risk

The Fund is subject to the risk that its asset allocations may not achieve the desired risk-return characteristic or that they result in the Fund underperforming other similar funds or cause an investor to lose money.

Subsidiary Risk

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the statement of additional information (“SAI”) and could adversely affect the Fund.

Real Estate Market Risk

Since the Fund has substantial exposure to companies engaged in the real estate industry, your investment in the Fund will be significantly affected by the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management.

REIT Risk

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-

liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Commodities Risk

Because the Fund will have a significant investment exposure to commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-related derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leveraged commodity-related derivatives, if any, will be successful. Because certain natural resources and commodities may be closely related, the Fund’s investments in commodities may also be subject to the risks described under “Natural Resources Risk.”

Natural Resources Risk

The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies in if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources. In addition, because certain natural resources and commodities may be closely related, the Fund’s investments in natural resource companies may also be subject to the risks described under “Commodities Risk.”

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Infrastructure Companies Risk

Securities of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:

•	regulation by various government authorities;

•	government regulation of rates charged to customers;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

•	general changes in market sentiment towards infrastructure and utilities assets.

MLP Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

Leveraging Risk

The Fund’s use of derivatives may create leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of the Fund’s losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. The use of leverage is considered to be a speculative investment practice and may result in substantial and potentially unanticipated losses to the Fund or the Subsidiary. Some derivatives, such as derivatives that provide for short exposure, have the potential for unlimited loss, regardless of the size of the initial investment. The Fund may manage some of its derivative exposure by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged to a greater extent than intended.

Regulatory Risk

Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

The Advisor is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) with respect to the Fund and the Subsidiary. Compliance with the CFTC’s disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps) to the extent or in the manner desired.

Common Stock Risk

While over the long-term common stocks have historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Gold and Other Precious Metals Risk

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Foreign (Non-U.S.) and Emerging Markets Risk

Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging countries may be heavily dependent on international trade and, accordingly have been and may continue to be adversely affected by trade barriers, exchange controls managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade. Several of the asset classes in which the Fund invests (in particular, commodities, natural resources and precious metals) may be especially susceptible to developments in emerging markets, increasing the Fund’s exposure to this risk.

Fixed Income Securities Risk

Fixed income securities generally present three types of risk—interest rate risk, which is the risk that bond prices will decline because of rising interest rates, credit risk, which is the chance that a bond issuer will fail to timely pay interest and principal or that a bond’s price declines because of negative perceptions of an issuer’s ability to pay interest and principal, and liquidity risk, which is the risk that securities will not be able to be sold at the time or price desired by the Fund.

Preferred Securities Risk

There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Below Investment Grade Securities Risk

Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Other Investment Companies Risk

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. The Fund may invest in exchange traded derivative products that are not registered under the 1940 Act.

Sector Focus Risk

The Fund may invest a substantial portion of its assets within one or more real asset sectors. To the extent the Fund focuses its investments in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.

Tax Status Risk

The Fund’s ability to make direct and indirect investments in the asset classes described herein, including commodities, gold and other precious metals, and certain related investments, is limited by the Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”); if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities, gold and other precious metals while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries met the requirements of RIC qualification without regard to whether it was currently paid to the parent RIC in the form of a cash dividend (“repatriated”). In 2011, the IRS suspended the issuance of such rulings. It is unclear whether or when the IRS will release published guidance on the issue, and whether such guidance would be favorable to RICs and, for example, eliminate the need for funds to seek their own rulings, or be unfavorable. In the absence of a private letter ruling to the effect described above or guidance to the same or similar effect, the Fund employs other means of ensuring that the requirements applicable to RICs are satisfied, including but not limited to receiving a distribution from the Subsidiary out of the Subsidiary’s earnings and profits at least once during every taxable year. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Non-diversification Risk

As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class I shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance is available at www.cohenandsteers.com or by calling (800) 330-7348.

CLASS I SHARES

ANNUAL TOTAL RETURNS

Highest quarterly return during this period: 7.28%

(quarter ended September 30, 2012)

Lowest quarterly return during this period: –8.57%

(quarter ended June 30, 2013)

Average Annual Total Returns

(for the periods ended December 31, 2013)

	1 Year	Since Inception (January 31, 2012)
Class I Shares
Return Before Taxes	(2.83)%	(0.47)%
Return After Taxes on Distribution	(2.98)%	(0.73)%
Return After Taxes on Distributions and Sales of Fund Shares	(1.35)%	(0.31)%

Real Assets Blended Benchmark(1)	(2.62)%	0.74%

Consumer Price Index + 4%	5.49%	5.59%

MSCI World Index (USD-Net)	26.68%	19.06%

(1) From 1/31/2012 through 9/30/2013 the benchmark consists of 30% FTSE EPRA/NAREIT Dev NR, 30% DJ UBS Commodity TR, 20% S&P Global Natural Resources NR, 12.5% BofAML Global Broad Market Corp Index 1-3 Yr TR, and 7.5% Gold Index, from 10/1/2013 the benchmark now consist of 27.5% FTSE EPRA/NAREIT Dev NR, 27.5% DJ UBS Commodity TR, 15% DJ Brookfield Glbl Infra TR, 15% S&P Global Nat. Res. NR, 10% BofAML US Corp 1-3 YR TR, and 5% Gold Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGEMENT

Advisor

Cohen & Steers Capital Management, Inc. (the Advisor)

Sub-Advisors

Cohen & Steers Asia Limited (CNS Asia)

Cohen & Steers UK Limited (CNS UK)

Portfolio Managers

The Fund’s portfolio managers and members of the Fund’s Asset Allocation Committee are:

Vincent L. Childers—Vice President of the Fund. Mr. Childers has been a portfolio manager of the Fund since 2013.

Yigal D. Jhirad—Vice President of the Fund. Mr. Jhirad has been a portfolio manager of the Fund since inception.

Jon Cheigh—Vice President of the Fund. Mr. Cheigh has been a portfolio manager of the Fund since 2012.

Nicholas Koutsoftas—Mr. Koutsoftas has been a portfolio manager of the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES

You may open a Class I account with the Fund with a minimum investment of $100,000. If you are a registered advisor, you may open a Class I account with the Fund with an aggregate minimum investment of $100,000.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (NYSE) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.

Please mail the signed Subscription Agreement to:

Boston Financial Data Services

Cohen & Steers Funds

P.O. Box 8123

Boston, MA 02266-8123

Phone: (800) 437-9912

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains, up to the extent of the Fund’s current and accumulated earnings and profits, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.